                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-111037 on Form S-8 of Civitas BankGroup, Inc. of our report dated April 20, 2004 appearing in this Annual Report on Form 11-K of Civitas BankGroup, Inc. for the year ended December 31, 2003.

                                        /s/  Crowe Chizek and Company LLC

Brentwood, Tennessee
June 28, 2004